                                   FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           YORKSHIRE CAPITAL TRUST I
                           -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                          52-2080014
(State of incorporation                                        (I.R.S. Employer
or organization)                                         Identification Number)


1 Riverside Plaza
Columbus, Ohio                                                             43215
(Address of principal executive offices)                              (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                                        Name of each exchange
to be so registered:                                         on which each class
                                                            is to be registered:
8.08% Trust Securities                                   New York Stock Exchange
(Liquidation Amount $25
per Trust Security)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]


If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]
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Securities Act registration statement file number to which this form relates:
333-47925, 333-47925-01,333-47925-02

       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                                     ----
                               (Title of Class)


Item. 1.  Description of Securities to be Registered.
--------  -------------------------------------------

          The description of securities under the heading "DESCRIPTION OF THE TRUST SECURITIES" in the Registrant's Prospectus relating to the Registrant's 8.08% Trust Securities, filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is hereby incorporated by reference in said Registration Statement No. 333-47925, 333-47925-01, 333-47925-02.


Item 2.   Exhibits.
-------   ---------

     1 Registration Statement on Form S-1, filed by the Registrant (Registration Statement No. 333-47925, 333-47925-01, 333-47925-02)
          (incorporated herein by reference).

     4(a) Certificate of Trust of Yorkshire Capital Trust I (designated in the
          Registration Statement as Exhibit 4.4 and incorporated herein by reference).

     4(b) Trust Agreement of Yorkshire Capital Trust I (designated in the
          Registration Statement as Exhibit 4.5 and incorporated herein by reference).

     4(c) Form of Amended and Restated Trust Agreement of Yorkshire Capital
          Trust I (designated in the Registration Statement as Exhibit 4.6 and incorporated herein by reference).

     4(d) Form of Trust Security Certificate for Yorkshire Capital Trust I
          (included as Exhibit E to Exhibit 4(c))

     4(e) Form of Trust Securities Guarantee Agreement between Yorkshire Power
          Group Limited and Guarantee Trustee relating to the Trust Securities (designated in the Registration Statement as Exhibit 4.8 and incorporated herein by reference).
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     4(f) Form of Agreement as to Expenses and Liabilities (included as Exhibit
          D to Exhibit 4(c))

     4(g) Control Certificate of Yorkshire Capital Trust I (designated in the
          Registration Statement as Exhibit 4.10 and incorporated herein by reference).


          Exhibits heretofore filed with the Securities and Exchange Commission and designated as set forth above are hereby incorporated herein by reference and made a part hereof with the same effect as if filed herewith.
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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                              YORKSHIRE CAPITAL TRUST I
Date: June 3, 1998            (Registrant)



                              By:   /s/ Stephan T. Haynes
                                -----------------------------------
                                    Stephan T. Haynes
                                    Administrative Trustee